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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


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

Date of Report (Date of earliest event reported)         January 31, 2001
                                                  -------------------------------------------------------
                                        Kana Communications, Inc.
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                        (Exact name of registrant as specified in its charter)

              Delaware                               000-26287                          77-0435679
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   (State or other jurisdiction                     (Commission                       (IRS Employer
        of incorporation)                           File Number)                   Identification No.)
                      740 Bay Road, Redwood City, California                              94063
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                     (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code        (650) 298-9282
                                                    -----------------------------------------------------

---------------------------------------------------------------------------------------------------------
                        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On January 31, 2001, the Registrant issued a press release announcing a change in management.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits
                --------

                Exhibit
                Number       Description of Document
                ------       -----------------------

                99.1 Press Release, dated January 31, 2001, announcing management change.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KANA COMMUNICATIONS, INC.


Date:  February 1, 2001                 By: /s/ JAMES C. WOOD
                                           -----------------------
                                        Name:  James C. Wood
                                        Title: Chief Executive Officer, Chief
                                               Financial Officer and Chairman
                                               of the Board
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                                 EXHIBIT INDEX


          Exhibit
          Number       Description of Document
          ------       -----------------------

          99.1 Press Release, dated January 31, 2001, announcing management change.